UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Materials Pursuant to §240.14a-12

Ryerson Inc.

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by: Ryerson Inc.

Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Ryerson Inc.

Commission File No. 001-09117

On July 24, 2007, Ryerson sent the following letter to its employees:

July 24, 2007

Dear Employee:

Ryerson has signed a definitive agreement to be acquired by Platinum Equity. We expect to complete the acquisition early in the fourth quarter. Platinum Equity is a private equity firm that takes publicly traded companies private and also acquires non-core assets from corporations. Platinum Equity typically seeks acquisition candidates who have loyal customers, recurring revenues, strong brands and who are in fragmented markets.

Founded in 1995, Platinum Equity currently has 21 companies in its portfolio and is #22 on Forbes 2006 list of private companies. Industries represented in Platinum Equity’s portfolio include communication equipment and services, logistics and transportation and manufacturing. Platinum Equity currently owns two steel services companies; PNA Group, Inc. and ESM Group Inc.

This announcement concludes an exhaustive process undertaken by the Board of Directors. We offered the acquisition opportunity to over 50 potential buyers from four continents, including mills, service centers and financial buyers. Platinum Equity offered the highest value to our shareholders. This acquisition has the full approval of our Board of Directors.

Platinum Equity supports Ryerson’s strategic vision and executive management team. Platinum Equity’s due diligence process included visits to several of our service centers and processing centers and a rigorous review of both Ryerson’s strategic direction and financial results. All of our employees should be proud of the positive evaluation Ryerson received from Platinum Equity and others.

So what’s next? It’s simple. We will continue to focus on delivering the Big 5 to our customers. We will bring our five “focus” service centers to acceptable levels of profitability. We will accelerate our drive to improve results. Every Ryerson employee will be fully accountable for his or her contribution to our financial success.

Over the next few months, customers will be more sensitive than ever to our service commitments. And competitors will be ready to take advantage of any uncertainty. Each of us needs to provide the best service possible to keep our customers happy. While we realize each of you may have many questions about this acquisition, it is critical that we each remember why we are attractive to Platinum Equity. It is because of what each of you does locally every day to service our customers.

Neil Novich	Jay Gratz	Gary Niederpruem	Anita Pickens

Chairman	EVP,	EVP	EVP
President, CEO	FO

Important Information

In connection with the proposed merger, Ryerson plans to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement in connection with the proposed merger will be mailed to the stockholders of Ryerson. Stockholders of Ryerson are urged to read the proxy statement relating to the merger and other relevant materials when they become available because they will contain important information about the merger and Ryerson.

Ryerson has filed with the SEC a preliminary proxy statement and will file and mail to its stockholders a definitive proxy statement in connection with its 2007 annual meeting of stockholders. Stockholders of Ryerson are urged to read the definitive proxy statement relating to the 2007 annual meeting when it becomes available because it will contain important information.

Security holders may obtain a free copy of the proxy statements and any other relevant documents (when available) that Ryerson files with the SEC at the SEC’s web site at http://www.sec.gov. The definitive proxy statements and these other documents may be accessed at www.ryerson.com or obtained free from Ryerson by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.

Certain Information Regarding Participants

Ryerson, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed merger and its 2007 annual meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) and in the Company’s Amendment No. 1 to its 2006 Form 10-K, each of which is filed with the SEC. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in the Company’s Amendment No. 1 to its 2006 Form 10-K, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

On July 24, 2007, Ryerson sent the following to members of its management:

Employee FAQs

July 24, 2007

1. Who is Platinum Equity?

Platinum Equity is a private equity firm that acquires publicly traded companies, generally taking them private, and also acquires non-core assets from corporations. Platinum Equity typically seeks acquisition candidates that have loyal customers, recurring revenues, strong brands and are in fragmented markets.

Platinum Equity was founded in 1995, currently has 21 companies that it has acquired in its portfolio and is #22 on Forbes 2006 list of private companies. A variety of industries are represented in Platinum Equity’s portfolio, including communication equipment and services, logistics and transportation and manufacturing. Platinum Equity currently owns two steel services companies; PNA Group, Inc. and ESM Group Inc.

Further information about Platinum Equity can be found at: www.platinumequity.com

2. Why is Ryerson attractive to Platinum Equity?

Ryerson’s employees and customers were an important part of Platinum Equity’s decision to move forward with the acquisition. Ryerson is attractive because of its strong market position, strategic direction and management team. Like many other potential acquirers, Platinum Equity agrees with our company’s direction and sees significant value in many of the programs we have in place.

3. Why did we select a financial buyer versus an industry buyer?

As we announced publicly in February, we considered many strategic options and were open to multiple alternatives.

Unlike other private equity firms, Platinum Equity brings both financial and operating expertise to their acquired companies. This expertise is one of many reasons we are confident that Platinum Equity is an excellent option for Ryerson.

Platinum Equity minimizes disruption when they complete an acquisition. They consider all of the stakeholders involved and take measures to ensure uninterrupted customer service, minimal employee uncertainty and preserving the reputation of the companies they acquire.

4. Who will run Ryerson?

We are not expecting to make any changes in our executive management team. Platinum Equity has indicated their support of our current executives.

5. Who else has Platinum purchased?

Industries represented in Platinum Equity’s portfolio are from a variety of industries including communication equipment and services, logistics and transportation and manufacturing. Platinum Equity currently owns two steel services companies; PNA Group, Inc. and ESM Group Inc. A full list of acquired companies can be found at www.platinumequity.com.

PNA Group was acquired by Platinum Equity in May 2006 and then expanded with the add-on acquisition of Metals Supply Company shortly after. In January of 2007, Platinum Equity announced that Sandy Nelson has been appointed CEO of PNA Group. In April of 2007, PNA Group filed an S-1 form to take the company public.

6. Who is PNA Group?

PNA Group is a service center group that distributes and process metal products. PNA Group operates under four brands with 21 service center facilities. PNA Group has 16 service centers focused on long products and plate. These products are marketed regionally under the brands Infra-Metals, Delta Steel, Metals Supply Co. and Smith Pipe & Steel. PNA Group has five service centers focused on flat rolled products which operate under the Feralloy brand. Combined revenues for the PNA Group are approximately $1.5 billion.

7. What has Platinum’s track record been with other acquisitions?

Platinum Equity has an established track record of acquiring and operating companies in cyclical industries such as Ryerson. Platinum Equity is very diligent about their acquisitions and will only acquire companies they are comfortable holding through multiple business cycles.

Platinum Equity’s intent will first be to first ensure that Ryerson has a strong financial track record and is consistently executing its strategic plan. Like all private equity firms, Platinum Equity does intend to eventually divest its acquisitions through different options such as a sale or public offering.

8. Is Platinum interested in buying other metal producers or service centers?

Platinum Equity clearly sees value in our consolidating industry. They are very attracted to both our systems platform and our ability to integrate acquisitions, and see the acquisition of Ryerson as an important step in creating a large industry player.

9. How long will it take to execute the acquisition?

We expect the deal will be completed early in the fourth quarter.

10. How does the shareholder approval process work?

The first event will be our annual meeting which will take place on August 23rd. At that time, shareholders will vote by proxy to elect directors to our board. Our current Board of Directors could remain intact, or we could have some of our current members replaced.

Next, we will set a special meeting date for a shareholder vote on the proposed acquisition. All shareholders will receive a proxy for a simple “yes” or “no” vote. If shareholders vote yes, Platinum Equity will acquire the existing shares and the acquisition moves forward. If shareholders vote no, Ryerson will continue as a publicly traded company.

11. What changes can we expect as a result of the acquisition?

There will be an increased sense of urgency related to our financial performance. While our strategic direction will remain the same, there will be a growing emphasis on financial results. It is critical to remember that the value of Ryerson is in its customers and employees and it is our intent to provide as much stability to both groups as possible.

12. Will Ryerson be merged with PNA Group?

No decision has been made at this time.

13. Will corporate staff be reduced?

While there will be an obvious focus on financial performance and expense management, no decisions have been made related to our corporate groups.

14. Will our corporate headquarters still be in Chicago?

Yes.

15. Will our name change?

No.

16. What will change when we are private versus public?

Very little. Platinum Equity is aligned with our strategic direction and simply expects us to accelerate improvement of our financial performance. At the local level, there should be little noticeable difference in our day-to-day operations. Our focus will continue to be on providing the Big 5 to each of our customers and providing a positive working environment for our employees.

Platinum Equity will continue to run Ryerson under the same standards as a public company. This means our compliance and audit requirements will stay the same.

17. Does Platinum Equity intend to eventually take Ryerson public?

It is impossible to predict at this time. Platinum Equity’s intent is to first ensure that Ryerson has a strong financial track record and is consistently executing its strategic plan. Like all private equity firms, Platinum Equity does intend to eventually divest its acquisitions through different options such as a sale or public offering.

18. What does this mean for our suppliers?

Ryerson has historically taken advantage of supplier discounts by paying within ten days. Platinum Equity will work with Ryerson to evaluate if this is the appropriate financial decision moving forward or if our payment terms to suppliers should change.

Platinum Equity does understand the cyclicality of our industry and will ensure we have sufficient liquidity to manage through the entire business cycle.

19. What does this mean for our customers?

Platinum Equity’s acquisition of Ryerson should be transparent to our customers. Unlike Ryerson’s acquisition of Integris when we were bringing two competitors with overlapping customers together, this should cause no disruption to our customer base. As always, it is critical that we continue to deliver on our Big 5 service commitments to our customers.

If you have specific questions from customers, please inform your General Manager.

20. Will we be reducing headcount at service centers?

We will continue on the path to bring every service center to an acceptable level of financial performance. Headcount decisions will be made locally based on what is required to serve the local market and provide appropriate financial returns.

Important Information

In connection with the proposed merger, Ryerson plans to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement in connection with the proposed merger will be mailed to the stockholders of Ryerson. Stockholders of Ryerson are urged to read the proxy statement relating to the merger and other relevant materials when they become available because they will contain important information about the merger and Ryerson.

Ryerson has filed with the SEC a preliminary proxy statement and will file and mail to its stockholders a definitive proxy statement in connection with its 2007 annual meeting of stockholders. Stockholders of

Ryerson are urged to read the definitive proxy statement relating to the 2007 annual meeting when it becomes available because it will contain important information.

Security holders may obtain a free copy of the proxy statements and any other relevant documents (when available) that Ryerson files with the SEC at the SEC’s web site at http://www.sec.gov. The definitive proxy statements and these other documents may be accessed at www.ryerson.com or obtained free from Ryerson by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.

Certain Information Regarding Participants

Ryerson, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed merger and its 2007 annual meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) and in the Company’s Amendment No. 1 to its 2006 Form 10-K, each of which is filed with the SEC. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in the Company’s Amendment No. 1 to its 2006 Form 10-K, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Beginning on July 24, 2007, Ryerson began sending the following letter to its customers:

Customer Letter (on GM letterhead)

(Date)

Today we signed a definitive agreement to be acquired by Platinum Equity, a private equity firm founded in 1995. Platinum Equity currently has 21 companies in its portfolio and is #22 on Forbes 2006 list of private companies. A variety of industries are represented in Platinum Equity’s portfolio including two steel services companies; PNA Group, Inc. and ESM Group Inc.

Platinum Equity acquires publicly traded companies and typically takes them private and also acquires non-core assets from corporations. Platinum Equity seeks acquisition candidates that have loyal customers, recurring revenues, strong brands and are in fragmented markets.

Platinum Equity supports Ryerson’s strategic vision and fully understands the value of our customer relationships.

Your Ryerson representatives will continue to service you without interruption. As always, it is critical that we continue to deliver on our Big 5 service commitments to you.

If you have questions or concerns at any time, please give me a call.

Again, I want to thank you for your business and assure you that all of us at Ryerson look forward to continuing to serve your metals needs.

Sincerely,

(GM)

Important Information

In connection with the proposed merger, Ryerson plans to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement in connection with the proposed merger will be mailed to the stockholders of Ryerson. Stockholders of Ryerson are urged to read the proxy statement relating to the merger and other relevant materials when they become available because they will contain important information about the merger and Ryerson.

Ryerson has filed with the SEC a preliminary proxy statement and will file and mail to its stockholders a definitive proxy statement in connection with its 2007 annual meeting of stockholders. Stockholders of Ryerson are urged to read the definitive proxy statement relating to the 2007 annual meeting when it becomes available because it will contain important information.

Security holders may obtain a free copy of the proxy statements and any other relevant documents (when available) that Ryerson files with the SEC at the SEC’s web site at http://www.sec.gov. The definitive proxy statements and these other documents may be accessed at www.ryerson.com or obtained free from Ryerson by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.

Certain Information Regarding Participants

Ryerson, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed merger and its 2007 annual meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) and in the Company’s Amendment No. 1 to its 2006 Form 10-K, each of which is filed with the SEC. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in the Company’s Amendment No. 1 to its 2006 Form 10-K, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

On July 24, 2007, Ryerson sent the following to members of its management:

Customer FAQs

July 24, 2007

1. What does this mean for our customers?

Platinum Equity’s acquisition of Ryerson should be transparent to our customers. Unlike Ryerson’s acquisition of Integris when we were bringing two competitors with overlapping customers together, this should cause no disruption to our customer base. As always, it is critical that we continue to deliver on our Big 5 service commitments to our customers.

If you have specific questions from customers, please inform your General Manager.

2. Who is Platinum Equity?

Platinum Equity is a private equity firm that acquires publicly traded companies, generally taking them private, and also acquires non-core assets from corporations. Platinum Equity typically seeks acquisition candidates that have loyal customers, recurring revenues, strong brands and are in fragmented markets.

Platinum Equity was founded in 1995, currently has 21 companies that it has acquired in its portfolio and is #22 on Forbes 2006 list of private companies. A variety of industries are represented in Platinum Equity’s portfolio, including communication equipment and services, logistics and transportation and manufacturing. Platinum Equity currently owns two steel services companies; PNA Group, Inc. and ESM Group Inc.

Further information about Platinum Equity can be found at: www.platinumequity.com

3. Why is Ryerson attractive to Platinum Equity?

Ryerson’s employees and customers were an important part of Platinum Equity’s decision to move forward with the acquisition. Ryerson is attractive because of its strong market position, strategic direction and management team. Like many other potential acquirers, Platinum Equity agrees with our company’s direction and sees significant value in many of the programs we have in place.

4. Why did we select a financial buyer versus an industry buyer?

As we announced publicly in February, we considered many strategic options and were open to multiple alternatives.

Platinum Equity brings both financial and operating expertise to their acquired companies. This expertise is one of many reasons we are confident that Platinum Equity is an excellent option for Ryerson.

Platinum Equity minimizes disruption when they complete an acquisition. They consider all of the stakeholders involved and take measures to ensure uninterrupted customer service, minimal employee uncertainty and preserving the reputation of the companies they acquire.

5. Who will run Ryerson?

We are not expecting to make any changes in our executive management team. Platinum Equity has indicated their support of our current executives.

6. Who else has Platinum purchased?

Industries represented in Platinum Equity’s portfolio are from a variety of industries including communication equipment and services, logistics and transportation and manufacturing. Platinum Equity currently owns two steel services companies; PNA Group, Inc. and ESM Group Inc. A full list of acquired companies can be found at www.platinumequity.com.

PNA Group was acquired by Platinum Equity in May 2006 and then expanded with the add-on acquisition of Metals Supply Company shortly after. In January of 2007, Platinum Equity announced that Sandy Nelson has been appointed CEO of PNA Group. In April of 2007, PNA Group filed a registration statement on Form S-1 to take the company public.

7. Who is PNA Group?

PNA Group is a service center group that distributes and process metal products. PNA Group operates under four brands with 21 service center facilities. PNA Group has 16 service centers focused on long products and plate. These products are marketed regionally under the brands Infra-Metals, Delta Steel, Metals Supply Co. and Smith Pipe & Steel. PNA Group has five service centers focused on flat rolled products which operate under the Feralloy brand. Combined revenues for the PNA Group are approximately $1.5 billion.

8. Will Ryerson be merged with PNA Group?

No decision has been made at this time.

9. Is Platinum interested in buying other metal producers or service centers?

Platinum Equity clearly sees value in our consolidating industry. They are very attracted to both our systems platform and our ability to integrate acquisitions, and see the acquisition of Ryerson as an important step in creating a large industry player.

10. How long will it take to execute the acquisition?

We expect the deal will be completed early in the fourth quarter.

11. Will our corporate headquarters still be in Chicago?

Yes.

12. Will our name change?

No.

13. What will change when Ryerson is private versus public?

Very little. Platinum Equity is aligned with our strategic direction and simply expects us to accelerate improvement of our financial performance. At the local level, there should be little noticeable difference in our day-to-day operations. Our focus will continue to be on providing the Big 5 to each of our customers and providing a positive working environment for our employees.

Platinum Equity will continue to run Ryerson under the same standards as a public company. This means our compliance and audit requirements will stay the same.

14. Will we be reducing headcount at service centers?

We will continue on the path to bring every service center to an acceptable level of financial performance. Headcount decisions will be made locally based on what is required to serve the local market and provide appropriate financial returns.

Important Information

In connection with the proposed merger, Ryerson plans to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement in connection with the proposed merger will be mailed to the stockholders of Ryerson. Stockholders of Ryerson are urged to read the proxy statement relating to the merger and other relevant materials when they become available because they will contain important information about the merger and Ryerson.

Ryerson has filed with the SEC a preliminary proxy statement and will file and mail to its stockholders a definitive proxy statement in connection with its 2007 annual meeting of stockholders. Stockholders of Ryerson are urged to read the definitive proxy statement relating to the 2007 annual meeting when it becomes available because it will contain important information.

Security holders may obtain a free copy of the proxy statements and any other relevant documents (when available) that Ryerson files with the SEC at the SEC’s web site at http://www.sec.gov. The definitive proxy statements and these other documents may be accessed at www.ryerson.com or obtained free from Ryerson by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.

Certain Information Regarding Participants

Ryerson, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed merger and its 2007 annual meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) and in the Company’s Amendment No. 1 to its 2006 Form 10-K, each of which is filed with the SEC. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in the Company’s Amendment No. 1 to its 2006 Form 10-K, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.